SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 28, 2001

                              Snap-on Incorporated
                              --------------------
             (Exact name of registrant as specified in its charter)

      Delaware                         1-7724                    39-0622040
      --------                         -------                   ----------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)



          10801 Corporate Drive, Pleasant Prairie, Wisconsin 53158-1603
          -------------------------------------------------------------
          (Address of principal executive offices, including zip code)

        Registrant's telephone number, including area code (262) 656-5200

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Item 5. Other Events
--------------------

On December 28, 2001, Snap-on Incorporated (the "Corporation") issued a press release entitled "Snap-on Arbitration with SPX Reaches Conclusion." The text of the press release is filed herewith as Exhibit 99 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits
-----------------------------------------

(c) Exhibits

99 Press Release of Snap-on Incorporated, dated December 28, 2001.



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
                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, Snap-on Incorporated has duly caused this report to be signed on its behalf by the undersigned duly authorized person.

                              SNAP-ON INCORPORATED

Date:  January 4, 2002                 By: /s/ B.A. Metzger
                                           -----------------------------
                                           B.A. Metzger
                                           Principal Accounting Officer,
                                           Vice President and Controller


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